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                                                                EXHIBIT 5 (A)

WADDELL & REED ADVISORS
RETIREMENT BUILDER II
INDIVIDUAL VARIABLE ANNUITY APPLICATION

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MINNESOTA LIFE INSURANCE COMPANY - A Securian Company                 Fax 651-665-7942        abcd
Securian Annuity Services (A) A1-9999                                 1-800-362-3141
400 Robert Street North (A) St. Paul, Minnesota 55101-2098            www.securian.com
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                     1. SELECT CONTRACT TYPE

                     [ ] B Series    [ ] L Series

                     2. TYPE OF PLAN

                     [ ] Traditional IRA - Tax year _________   [ ] Non-Qualified
                     [ ] Roth IRA - Tax year _________          [ ] Under the _________ (state) UTMA/UGMA
                     [ ] SEP IRA - Tax year _________
                     [ ] Inherited IRA

                     3. OWNER

FOR UTMA/UGMA,       Individual name (first, middle initial, last, suffix), trust title, or entity         US citizen
ENTER CUSTODIAN'S                                                                                          [ ] Yes  [ ] No
INFORMATION HERE.
                     [ ] Male [ ] Female [ ] Entity    Date of birth or date of trust  Tax I.D. (SSN or TIN)

                     Physical address (no P.O. Boxes)                                  City

                     State           Zip code          E-mail address                                      Telephone number

                     Mailing address (if different than Physical address)              City                State    Zip code

                     4. JOINT OWNER (IF APPLICABLE)

                     Individual name (first, middle initial, last, suffix)                                 US citizen
                                                                                                           [ ] Yes  [ ] No

                     [ ] Male [ ] Female               Date of birth                   Tax I.D. (SSN)      Relationship to owner

                     Physical address (no P.O. Boxes)                                  City

                     State           Zip code          E-mail address                                      Telephone number

                     Mailing address (if different than Physical address)              City                State    Zip code

                     5. ANNUITANT

COMPLETE ONLY IF THE Individual name (first, middle initial, last, suffix)                                 US citizen
INDIVIDUAL ANNUITANT                                                                                       [ ] Yes  [ ] No
IS NOT THE SAME AS
OWNER.
                     [ ] Male [ ] Female               Date of birth                   Tax I.D. (SSN)      Relationship to owner

                     Physical address (no P.O. Boxes)                                  City

FOR UTMA/UGMA,
ENTER MINOR'S        State           Zip code          E-mail address                                      Telephone number
INFORMATION HERE.
                     Mailing address (if different than Physical address)              City                State    Zip code
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                     6. JOINT ANNUITANT (IF APPLICABLE)

COMPLETE ONLY IF THE Individual name (first, middle initial, last, suffix)                                 US citizen
JOINT ANNUITANT IS                                                                                         [ ] Yes  [ ] No
NOT THE SAME AS
JOINT OWNER.
                     [ ] Male [ ] Female               Date of birth               Tax I.D. (SSN)          Relationship to annuitant

                     Physical address (no P.O. Boxes)                              City

                     State           Zip code          E-mail address                                      Telephone number

                     Mailing address (if different than Physical address)          City                    State    Zip code

                     7. BENEFICIARY(IES)

PRIMARY BENEFICIARY  Name
DESIGNATIONS MUST
TOTAL 100%.
                     [ ] Male [ ] Female [ ] Entity    Date of birth or date of trust     Tax I.D. (SSN or TIN)

CONTINGENT           Relationship to owner                                         Type of beneficiary              Percentage
BENEFICIARY                                                                        [ ] Primary  [ ] Contingent               %
DESIGNATIONS MUST
TOTAL 100%.          Address

PLEASE IDENTIFY      City                                                                                  State    Zip code
ANY ADDITIONAL
BENEFICIARIES IN
SECTION 11.          Name

                     [ ] Male [ ] Female [ ] Entity    Date of birth or date of trust     Tax I.D. (SSN or TIN)

                     Relationship to owner                                         Type of beneficiary              Percentage
                                                                                   [ ] Primary  [ ] Contingent               %

                     Address

                     City                                                                                  State    Zip code

                     Name

                     [ ] Male [ ] Female [ ] Entity    Date of birth or date of trust     Tax I.D. (SSN or TIN)

                     Relationship to owner                                         Type of beneficiary              Percentage
                                                                                   [ ] Primary  [ ] Contingent               %

                     Address

                     City                                                                                  State    Zip code

                     Name

                     [ ] Male [ ] Female [ ] Entity    Date of birth or date of trust     Tax I.D. (SSN or TIN)

                     Relationship to owner                                         Type of beneficiary              Percentage
                                                                                   [ ] Primary  [ ] Contingent               %

                     Address

                     City                                                                                  State    Zip code

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MAXIMUM ISSUE AGE    8. OPTIONAL DEATH BENEFIT RIDERS (ADDITIONAL CHARGES APPLY - SEE PROSPECTUS)
FOR THESE RIDERS IS
75, EXCEPT FOR THE      If you are electing either the MyPath Core Flex or MyPath Value rider and wish to elect an optional death
MYPATH HIGHEST          benefit under the rider, you may select the option below:
ANNIVERSARY DEATH
BENEFIT RIDER,           [ ] MyPath Highest Anniversary Death Benefit*
WHICH HAS A
MAXIMUM ISSUE                *The corresponding single or joint Death Benefit rider will be added to your contract based on
AGE OF 70.                   the rider chosen.

                        If you are NOT electing a rider from the Optional Living Benefit Riders section, and wish to elect an optional death benefit rider(s), you may choose from the options below:

                         [ ] Highest Anniversary Value II Death Benefit
                         [ ] Premier II Death Benefit
                         [ ] Estate Enhancement Benefit II

IF SELECTING A       9. OPTIONAL LIVING BENEFIT RIDERS (ADDITIONAL CHARGES APPLY - SEE PROSPECTUS)
JOINT OPTION, ON A
QUALIFIED PLAN          Please choose only one of the MyPath Lifetime Income riders:
TYPE, THE PRIMARY       [ ] MyPath Core Flex - Single
BENEFICIARY             [ ] MyPath Core Flex - Joint
MUST BE THE             [ ] MyPath Ascend 2.0 - Single (not available with a death benefit rider)
DESIGNATED LIFE.        [ ] MyPath Ascend 2.0 - Joint (not available with a death benefit rider)
                        [ ] MyPath Summit - Single (not available with a death benefit rider)
ISSUE AGE MIN/MAX:      [ ] MyPath Summit - Joint (not available with a death benefit rider)
CORE FLEX 45/80         [ ] MyPath Value - Single
ASCEND 45/80            [ ] MyPath Value - Joint
SUMMIT 55/80
VALUE 35/80

                     10. STATEMENT REGARDING EXISTING POLICIES OR ANNUITY CONTRACTS
IF YES, A STATE
REPLACEMENT FORM     Do you have any existing life insurance or annuity contracts?                     [ ] Yes  [ ] No
IS REQUIRED TO BE
SIGNED, DATED AND    Will the contract applied for replace or change an existing life insurance or     [ ] Yes  [ ] No
ENCLOSED WITH THIS   annuity contract? If yes, complete the section below.
APPLICATION FOR MOST
STATES.                                        LIFE/   POLICY/CONTRACT
                            COMPANY NAME      ANNUITY      NUMBER       YEAR ISSUED
                     -----------------------  -------  ---------------  -----------

                     11. SPECIAL INSTRUCTIONS

                     12. PURCHASE PAYMENT METHOD

MINIMUM PURCHASE
PAYMENT              Approximate Amount $______ Purchase payment submitted via:

NON-QUALIFIED =
$10,000                 [ ] Check with application
                        [ ] Non-Qualified Transfer
QUALIFIED:              [ ] Client initiated rollover
B SERIES = $5,000       [ ] Direct Transfer/Rollover
L SERIES = $10,000      [ ] 1035 exchange

MAKE CHECKS
PAYABLE TO
MINNESOTA LIFE
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                     13. NOTICE TO APPLICANT

                     Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law.

                     14. ELECTRONIC PROSPECTUS AUTHORIZATION

PLEASE ENTER YOUR
INITIALS ON THIS
LINE IF YOU ARE      ________  Yes, I would like to receive electronic copies of the variable annuity and/or variable life
AUTHORIZING          Owner's   insurance prospectus(es), privacy policies, underlying fund company prospectus(es) and supplements,
E-DELIVERY OF YOUR   Initials  underlying fund semiannual and annual reports and supplements rather than paper copies. I understand
DOCUMENTS.                     I will: receive a communication directing me to the Minnesota Life internet web site address where the documents will be available, be notified when new, updated prospectuses, privacy policies, reports and supplements for contracts become available, and continue to receive my statements in the mail. I understand and acknowledge that I: have the ability to access the internet and will need
                               Adobe Acrobat Reader in order to view the documents, am responsible for any subscription fees an internet service provider might charge for internet access, (Minnesota Life does not charge a fee for electronic delivery), may request specific documents in paper form at any time without revoking this consent, and can revoke this consent at any time by calling Minnesota Life's Service Center at
                               1-800-362-3141 or writing to the address PO Box 64628, St. Paul, MN 55164-0628. I also understand that Minnesota Life will rely on my signature as consent to receive all of the above mentioned disclosure documents for all Minnesota Life products currently owned and any purchased in the future, until this consent is revoked.

                     15. OWNER/ANNUITANT SIGNATURES

                     I ACKNOWLEDGE THAT I HAVE RECEIVED AND UNDERSTAND THE CURRENT PROSPECTUS. I UNDERSTAND THAT ALL PAYMENTS AND
                     VALUES PROVIDED BY THIS CONTRACT, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A VARIABLE ANNUITY ACCOUNT, ARE
                     VARIABLE, MAY INCREASE OR DECREASE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.

                     If I am an active duty member of the United States Armed Forces (including active duty military reserve personnel), I confirm that this application was not solicited and/or signed on a military base or installation, and I have received from the registered representative the Military Personnel Financial Services Disclosure for
                     Annuity Sales (form F72467) disclosure required by Section 10 of the Military Personnel Financial Services
                     Protection Act.

                     I/we represent that the statements and answers in this application are full, complete, and true to the best of my/our knowledge and belief. I/we agree that they are to be considered the basis of any contract issued to me/us. I/we have read and agree with the applicable statements. The representative left me/us the original or a copy of the written or printed communications used in this presentation.

                     Owner's signature

                     X
                     Signed in (city)                                  State    Date

                     Joint owner's signature, if any

                     X
                     Signed in (city)                                  State    Date

                     Annuitant's signature (if other than the owner)            Date

                     X
                     Joint annuitant's signature, if any                        Date

                     X
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                     16. TO BE COMPLETED BY REPRESENTATIVE/AGENT

ALL
REPRESENTATIVES/
AGENTS INVOLVED IN   [ ] Yes   [ ] No           Do you have offices in or conduct business in the state of New York?
THIS SALE MUST SIGN
THIS APPLICATION.    [ ] Yes   [ ] No  [ ] N/A  If yes, I certify I comply with the Minnesota Life Sales Activities
                                                Requirements for Advisors With Offices in or Conduct Business in
                                                New York.

REPRESENTATIVE/
AGENT SPLIT MUST     By signing this form, I certify that:
TOTAL 100%.

                     1. The applicant's Statement Regarding Existing Policies or Annuity Contracts has been answered correctly to the best of my knowledge and belief.

                     2. The applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate to the best of my knowledge and belief.

                     3. No written sales materials were used other than those furnished by the Home Office.

                     4. I believe the information provided by this client is true and accurate to the best of my knowledge and belief.

                     Representative/agent name (print)         Representative/agent code

                                                                                                   %
                     Representative/agent signature

                     X
                     Representative/agent name (print)         Representative/agent code

                                                                                                   %
                     Representative/agent signature

                     X
                     Representative/agent name (print)         Representative/agent code

                                                                                                   %

                     Representative/agent signature

                     X

! ONE OPTION MUST    Please choose a compensation      Please choose a compensation
  BE SELECTED.       option for B Series below:        option for L Series below:
                     [ ] A  [ ] B [ ] C [ ] D          [ ] A [ ] B  [ ] C [ ] D

                     17. TO BE COMPLETED BY BROKER - DEALER
                     Broker - dealer name                      Date             Signature of authorized dealer

                                                                                X
                     Principal signature                       Date             Special note

                     X
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